                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                 ASSURANT, INC.
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             (Exact name of registrant as specified in its charter)

                Delaware                                 39-1126612
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

                      One Chase Manhattan Plaza, 41st Floor
                               New York, NY 10005
                            Telephone: (212) 859-7000

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                    (Address of principal executive offices)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [x]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
No. 333-109984




Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                      Name of each exchange on which
         to be so registered                      each class is to be registered
Common Stock, par value $0.01 per share               New York Stock Exchange
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



Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

Information with respect to the Common Stock, par value $0.01 per share, is incorporated herein by reference to the section captioned "Description of Share Capital" in the registrant's prospectus included in the Registration Statement on Form S-1 (Registration No. 333-109984), as amended (the "Registration Statement"), filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission (the "Commission"). The Registration Statement was originally filed with the Commission on October 24, 2003 and amended on December 12, 2003, January 13, 2004 and may hereafter be amended. Any form of prospectus that constitutes part of the Registration Statement and is filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed incorporated herein by reference.

ITEM 2.  EXHIBITS.

None

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                  ASSURANT, INC.

Dated: February 2,  2004

                                                  By: /s/ J. KERRY CLAYTON
                                                      --------------------------
                                                      Name:  J. Kerry Clayton
                                                      Title: President and Chief
                                                             Executive Officer

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